ANNEX I

     NEITHER  THESE  SECURITIES NOR THE SECURITIES
     ISSUABLE UPON  CONVERSION  HEREOF HAVE BEEN
     REGISTERED WITH  THE UNITED STATES SECURITIES
     AND EXCHANGE COMMISSION OR THE SECURITIES
     COMMISSION  OF  ANY  STATE  OR  UNDER   THE
     SECURITIES ACT OF 1933, AS AMENDED.  THE
     SECURITIES ARE RESTRICTED  AND MAY NOT BE
     OFFERED, RESOLD, PLEDGED  OR TRANSFERRED  EXCEPT
     IN ACCORDANCE  WITH  REGULATION  S UNDER  THE
     ACT, OR AS PERMITTED UNDER THE ACT  PURSUANT TO
     REGISTRATION OR EXEMPTION OR SAFE HARBOR
     THEREFROM.

NNo. _________                    US $1,120,000.00

              SYSTEMS COMMUNICATIONS, INC.

     4% CONVERTIBLE DEBENTURE DUE OCTOBER 1, 1998


    THIS DEBENTURE is one of a duly authorized issue of $1,120,000 in Debentures of SYSTEMS
COMMUNICATIONS, INC., a corporation duly organized and existing under the laws of the State of Florida (the "Company") designated as its 4%
Convertible Debenture Due October 1,1998.

     FOR  VALUE RECEIVED, the Company promises to pay
to  TIMBOOM LTD.,  the registered holder hereof (the
"Holder"), the principal sum  of  One  Million One
Hundred Twenty Thousand and 00/100  (US $1,120,000)
Dollars on October 1, 1998 (the "Maturity Date")  and
to  pay  interest on the principal sum outstanding
from  time  to time  in  arrears on October 1, 1998
at the rate of 4% per  annum accruing  from the date
of initial issuance.  Accrual of interest shall
commence on the first such business day to occur
after  the date  hereof until payment in full of the
principal sum has  been made  or  duly  provided for.
Subject to the provisions  of  4 below,  the
principal of, and interest on,  this  Debenture  are
payable  at the option of the Company, in shares of
Common  Stock of  the  Company or in such coin or
currency of the United States of  America as at the
time of payment is legal tender for payment of public
and private debts, at the address last appearing on
the Debenture Register of the Company as designated
in writing by the Holder from time to time.  The
Company will pay the principal  of and  interest upon
this Debenture on the Maturity Date, less  any
amounts required by law to be deducted, to the
registered  holder of  this Debenture as of the tenth
day prior to the Maturity Date and addressed to such
holder as the last address appearing on the Debenture
Register.   The  forwarding  of  such   check   shall
constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

     This  Debenture  is  subject  to  the  following
     additional provisions:
     1.    The  Debentures are issuable in
denominations  of  Ten Thousand  Dollars  (US$
10,000) and integral  multiples  thereof. The
Debentures are exchangeable for an equal aggregate
principal amount  of  Debentures of different
authorized denominations,  as requested  by  the
Holders surrendering the  same.   No  service charge
will be made for such registration or transfer or exchange.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new
Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws.
Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture
Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4.    The  Holder  of  this Debenture is
entitled,  at  its option,  to  convert at any time
(a) commencing  forty-five  (45) days  after the
closing of sale of the debenture (the "Closing"), the
principal  amount  of  this  Debenture,  provided
that  the principal amount is at least US $10,000
(unless if at the time of such  election to convert
the aggregate principal amount  of  all Debentures
registered to the Holder is less  that  Ten  Thousand
Dollars (US $10,000), then the whole amount thereof)
into  shares of  Common  Stock of the Company at a
conversion price  for  each share  of Common Stock
equal to the lesser of  (a)  80%  of  the Market
Price on the Closing, or (b) 70% the Market Price on
the Conversion  Date.   For purposes of this Section
4,  the  Market Price  shall be the average closing
bid price of the Common Stock on the five (5) trading
days immediately preceding the Closing or Conversion
Date,  as  may  be applicable,  as  reported  by  the
National  Association of Securities Dealers, or the
closing  bid price  on                                  the over-the-
counter market on such date or, in the event the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on the exchange on such date, as reported in the Wall Street Journal.

Conversion  shall  be effectuated by surrendering the
Debentures to be converted to the Company  with  the
form of conversion notice attached  hereto  as
Exhibit  A,  executed  by the Holder of the Debenture
evidencing such  Holder's intention to convert this
Debenture or a specified portion  (as above provided)
hereof, and accompanied, if required by  the
Company, by proper assignment hereof in blank.
Interest accrued  or  accruing from the date of
issuance to  the  date  of conversion shall, at the
option of the Company, be paid  in  cash or  Common
Stock upon conversion.  No fraction of Shares or
scrip representing  fractions of shares will be
issued  on  conversion, but the number of shares
issuable shall be rounded to the nearest whole
share.   The date on which notice of conversion  is
given (the  "Conversion Date") shall be deemed to be
the date on  which the  Holder  has  delivered this
Debenture, with  the  conversion notice duly
executed, to the Company or, if earlier, the date set
forth  in such notice of conversion if the Debenture
is received by   the  Company  within  three  (3)
business  days  therefrom. Facsimile delivery of the
conversion notice shall be accepted  by the Company
at  telephone  number
(____)   _________________.

Certificates representing Common Stock upon conversion will be delivered within two (2) business days from the date the notice of conversion is delivered to the Company.

     5.    No  provision of this Debenture shall
alter or  impair the obligation   of  the Company,  which   is   absolute
and unconditional,to pay the principal of, and interest on, this Debenture at the time,place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

     6.    No  recourse  shall  be had for  the
payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     7. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common

Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a
"Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

     8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

      9.    This Debenture shall be governed by and
construed
in accordance with the laws of the State of New York.
Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     10. The following shall constitute an "Event of Default":
          a.   The Company shall default in the
payment of
               principal or interest on this
Debenture; or

          b.   Any of the representations or
warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

          c.   The Company shall fail to perform or
observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

          d.   The Company shall (1)  admit in
writing its
               inability to pay its debts generally
               as they mature; (2) make an assignment
               for the benefit of creditors or
               commence proceedings for its
               dissolution; or (3) apply for or
               consent to the appointment of a
               trustee, liquidator or receiver for
               its or for a substantial part of its
               property or business; or

          e.   A trustee, liquidator or receiver
shall be
               appointed for the Company or for a
               substantial part of its property or
               business without its consent and shall
               not be discharged within sixty (60)
               days after such appointment; or

               f.   Any governmental agency or any
               court of competent jurisdiction at the
               instance of any governmental agency
               shall assume custody or control of the
               whole or any substantial portion of
               the properties or assets of the
               Company and shall not be dismissed
               within sixty (60) days thereafter; or

               g.   Any money judgment, writ or
               warrant of attachment, or similar
               process in excess of Two Hundred
               Thousand ($200,000) Dollars in the
               aggregate shall be entered or filed
               against the Company or any of its
               properties or other assets and shall
               remain unpaid, unvacated, unbonded or
               unstayed for a period of sixty(60)
               days or in any event later than five
               (5) days prior to the date of any
               proposed sale thereunder; or

          h.   Bankruptcy, reorganization, insolvency
or
               liquidation proceedings or other
               proceedings for relief under any
               bankruptcy law or any law for the
               relief of debtors shall be instituted
               by or against the Company and, if
               instituted against the
               Company, shall not be dismissed within
               sixty (60) days after such institution
               or the Company shall by any action or
               answer approve of, consent to, or
               acquiesce in any such proceedings or
               admit the material allegations of, or
               default in answering a petition filed
               in any such proceeding; or

     i.   The Company shall have its Common Stock
suspended or       delisted from an exchange or over-
the-counter market from trading.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: __________________, 1997

SYSTEMS COMMUNICATIONS,INC.

By:____________________________________

   ____________________________________
          (Print Name)

   ____________________________________
              (Title)



ATTEST: _______________________________